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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 December 7, 2000

                               USA NETWORKS, INC.

        (Exact Name of Registration business as Specified in Its Charter)

         Delaware                   0-20570                     59-2712887
(State or other Jurisdiction    (Commission File             (I.R.S. Employer
     of incorporation)              Number)               Identification Number)

                 152 West 57th Street, New York, New York 10019
          (Address, including zip code, of Principal Executive Offices)

                                 (212) 314-7300
               (Registrant's telephone number including area code)

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Item 5.  Other Events

         On December 7, 2000, USA Networks, Inc. ("USAi") and Univision Communications Inc. ("Univision") jointly announced that Univision will acquire USA Broadcasting, the television station group of USAi, for $1.1 billion in cash. Attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the joint press release of USAi and Univision.

Item 7(c).  Exhibits.

99.1 Joint press release, dated December 7, 2000, of USA Networks, Inc. and Univision Communications Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:  December 7, 2000

                                  USA NETWORKS, INC.

                                  By: /s/ Julius Genachowski
                                      ------------------------------------------
                                      Name: Julius Genachowski
                                      Title: Senior Vice President and
                                             General Counsel



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Exhibit Index


Exhibit No.                Description                                Page No.
-----------                -----------

   99.1                    Joint press release,
                           dated December 7, 2000,
                           of USA Networks, Inc.
                           and Univision Communications, Inc.